POST REPORTING EVENTS	12 Months Ended
Dec. 31, 2019
Disclosure of events after reporting period [Abstract]
POST REPORTING EVENTS
POST REPORTING EVENTS
Adjusting Events
No adjusting events have occurred between the reporting date of these consolidated financial statements and the date of authorization.
Non-Adjusting Events
No significant non-adjusting events have occurred between the reporting date of these consolidated financial statements and the date of authorization with the exception of the items discussed below.
On March 12, 2020, the Company declared a cash dividend of $0.1475 per common share payable on March 31, 2020 to shareholders of record at the close of business on March 23, 2020. The estimated amount of this dividend payment is $8.7 million based on 59,009,685 shares of the Company’s common shares issued and outstanding as of March 12, 2020.
On February 11, 2020 the Company acquired substantially all of the operating assets of Nortech Packaging LLC and Custom Assembly Solutions, Inc. (together "Nortech") for an aggregate purchase price of approximately $36.5 million, subject to certain post-closing adjustments and potential earn-out consideration of up to $12 million contingent upon certain future performance measures of the acquired assets to be determined following the two-year anniversary of the acquisition date. The former owners of Nortech have in escrow $4.7 million related to customary representations, warranties and covenants in the Nortech purchase agreement which contains customary indemnification provisions. The Company funded the acquisition with funds available under the Company's 2018 Credit Facility.
Nortech manufactures, assembles and services automated packaging machines under the Nortech Packaging and Tishma Technologies brands. The custom-infeed and robotic solutions for packaging applications that the Company acquired from Nortech are designed for cartoning, case-packing, case-erecting, pouch-packaging and palletizing. Based in the greater Chicago, Illinois area, Nortech services customers worldwide across major industries including food, pharmaceutical, e-commerce, confections, personal care and cosmetics, and beverage. The acquisition expands the Company’s product bundle into technologies that the Company believes are increasingly critical to automation in packaging. Automation system design and service are key capabilities in growing markets like e-commerce. With an installed fleet of more than 400 machines, the acquisition provides the Company with opportunities to supply its consumable products such as tapes, films and protective packaging to the existing fleet, as well as deploy system-selling for new customers combining machines with such ongoing consumables. The acquisition adds engineering automation and integrated robotic design talent to the Company’s existing engineering and design teams. The Company expects these new capabilities will allow it to service customers experiencing growth pressures that require a customized automation solution.
The transaction will be accounted for using the acquisition method of accounting, and the Company expects a significant part of the purchase price to be allocated to goodwill and intangible assets. The Company also expects a significant portion of the goodwill to be deductible for income tax purposes. Management is not yet able to provide a full breakout of the purchase price allocation due to the timing of the acquisition and to expected post-closing working capital adjustments.